UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-38184 (Commission File Number)	04-2777442 (IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 14, 2018, Cambridge Bancorp (the “Company”) held its 2018 Annual Meeting of Shareholders.  At the Annual Meeting, the Company’s shareholders (i) elected 6 directors to the Board to serve until the Company’s 2021 annual meeting of shareholders, (ii) approved, on a non-binding advisory basis, the compensation of the named executive officers, (iii) selected, on a non-binding advisory basis, one year as the frequency of the advisory vote on executive compensation and (iv) ratified the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 22, 2018. The final voting results for each proposal are set forth below.

Proposal 1: Election of Directors

At the Annual Meeting, shareholders elected 6 directors to the Board to serve until the 2021 annual meeting of shareholders and until their respective successors have been duly elected and qualified. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Donald T. Briggs	2,608,199	48,264	709,592
Jeanette G. Clough	2,619,630	36,833	709,592
Hambleton Lord	2,524,726	131,737	709,592
R. Gregg Stone	2,606,905	49,558	709,592
Mark D. Thompson	2,527,045	129,418	709,592
Susan R. Windham-Bannister	2,619,643	36,820	709,592

Proposal 2: Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders voted affirmatively on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,417,425	167,775	71,262	709,593

Proposal 3: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders voted on a non-binding resolution to select one year as the frequency with which the Company will hold the advisory vote on executive compensation. The table below sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,406,313	82,561	101,091	66,496	709,594

Consistent with the recommendation of the Board and the advisory vote of the shareholders, the Company confirms that it will include a non-binding shareholder advisory vote on executive compensation in the Company’s proxy materials every year, until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than the Company’s annual meeting of shareholders in 2024.

Proposal 4: Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
3,328,593	1,438	36,024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP

May 15, 2018
	By	/s/ Michael F. Carotenuto
Michael F. Carotenuto
Senior Vice President and Chief Financial Officer